UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   December 7, 2004

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                      000-50052               06-1393745
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)

1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (847) 444-3200

                242 West 36th Street, New York, New York 10018
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        (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

            On December 7, 2004, William Forrest, Executive Chairman, and Kevin Armstrong, President and Chief Executive Officer, gave a presentation at the First Albany Capital Annual Growth Conference. The text of the slides used during the presentation is attached hereto as Exhibit 99.1.

Item 8.01   Other Events.

            A copy of the press release issued by the Company relating to the presentation referred to in Item 7.01 is furnished as Exhibit 99.2.

Item 9.01 (c)     Exhibits.

     99.1 Slides from the management presentation at First Albany Capital Annual Growth Conference.

     99.2     Press Release of Cosi, Inc., dated December 7, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  December 7, 2004
                                            /s/  Kevin Armstrong
                                         ----------------------------------
                                         Name:  Kevin Armstrong
                                         Title: Chief Executive Officer and
                                                President

                                  EXHIBIT INDEX


                                                                Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------- ----------------

     99.1     Slides from the management presentation at              E
              First Albany Capital Annual Growth Conference.

     99.2     Press Release of Cosi, Inc., dated                      E
              December 7, 2004.